This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Vanderbilt Mortgage and Finance, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do no constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


  ******************** PRELIMINARY INFORMATION ONLY **************************



                            Marketing Memorandum for
                     Vanderbilt Mortgage and Finance, Inc.,
               Manufactured Housing Contract, Senior/Subordinate
                    Pass-Through Certificates, Series 1999-C


-----------------------------------------------------------------------------
GROUP I CERTIFICATES:

$ [68,000,000] Class IA-1 Adjustable Rate Group Certificates - [1M LIBOR + TBD] $ [46,000,000] Class IA-2 Fixed Rate Group Certificates - [TBD]
$ [43,000,000] Class IA-3 Fixed Rate Group Certificates - [TBD]
$ [32,209,000] Class IA-4 Fixed Rate Group Certificates - [TBD]
$ [13,090,000] Class IA-5 Fixed Rate Group Certificates - [TBD]
$ [9,520,000] Class IM-1 Fixed Rate Group Certificates - [TBD]
$ [9,520,000] Class IB-1 Fixed Rate Group Certificates - [TBD]
$ [16,660,000] Class IB-2 Fixed Rate Group Certificates - [TBD]

GROUP II CERTIFICATES:
$ [110,240,000] Class IIA-1  Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
$ [ 15,543,000] Class IIB-1  Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
$ [  8,675,000] Class IIB-2  Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
$ [ 10,121,000] Class IIB-3  Adjustable Rate Group Certificates - [1M LIBOR + TBD bps]
-------------------------------------------------------------------------------

  ******************** PRELIMINARY INFORMATION ONLY **************************

              Vanderbilt Mortgage and Finance, Inc., Series 1999-C
                           Preliminary Marketing Memo

Title of Securities:     VMF 1999-C, Class IA-1, Class IA-2,
                         Class IA-3, Class IA-4, Class IA-5, Class IM-1,
                         Class IB-1 and Class IB-2 Fixed Rate Group
                         Certificates and Class IIA-1, Class IIB-1, Class
                         IIB-2 and Class IIB-3 Adjustable Rate Group
                         Certificates

Seller:                 Vanderbilt Mortgage and Finance, Inc.

Servicer:               Vanderbilt Mortgage and Finance, Inc.

Trustee:    The Chase Manhattan Bank
                                        CREDIT ENHANCEMENT
                                        ------------------
                                        1) Excess interest
                                        2) Over-Collateralization
                                        3) Cross-Collateralization
                                        4) Subordination
                                        5) Limited Guarantee of Clayton Homes,
                                           Inc. (Class I B-2 and Class II B-3
                                           only)

Excess Interest:  Excess interest cashflows from each group will be available as credit enhancement for the related group.

Overcollateralization:     The credit enhancement provisions of the Trust are
                           intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying excess servicing and the servicing fee (while VMF is the servicer) collected on the collateral to the payment of principal on the Senior Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the related
                           Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                           FIXED RATE CERTIFICATES
                           N/A

                           ADJUSTABLE RATE CERTIFICATES
                           Initial Deposit: [0.00%]           Target: [3.50%]

                           These O/C percentages are subject to step-downs
                           beginning in month [61] if the Subordinate Class
                           Principal distribution tests are met.
Cross-
Collateralization:         Excess spread from each of the two collateral
                           groups, if not needed to credit enhance its own group will be available to credit enhance the other group.

Subordination:                                                     GROUP I (Fixed)      GROUP II (Adjustable)
                                                                       -------                   --------
                           Class IA-1 - IA-4 + IIA-1 (Aaa/AAA)[20.50]%          [23.75]%
                           Class IA-5 + IIB-1        (Aa3/AA-)[15.00]%          [13.00]%
                           Class IM-1                (A2/A)   [11.00]%            N/A
                           Class IB-1 + IIB-2        (Baa2/BBB)        [ 7.00]%          [7.00]%
                           Class IB-2 + IIB-3        (Baa2/BBB)                                   [3.50]%


Class Sizes:                                                          GROUP I           GROUP II
                                                                      -------           --------
                           Class IA-1 - IA-4 + IIA-1 (Aaa/AAA)[79.50]%         [76.25]%
                           Class IA-5 + IIB-1        (Aa3/AA-)[ 5.50]%         [10.75]%
                           Class IM-1                  (A2/A) [ 4.00]%            N/A
                           Class IB-1 + IIB-2        (Baa2/BBB)        [ 4.00]%         [ 6.00]%
                           Class 1B-2 + IIB-3        (Baa2/BBB)        [ 7.00]%         [ 7.00]%
                           O/C                                          N/A                     [ 3.50]%


 **************************PRELIMINARY INFORMATION ONLY*************************

              Vanderbilt Mortgage and Finance, Inc., Series 1999-C
                           Preliminary Marketing Memo
-------------------------------------------------------------------------------------------------------------------------
                                Fixed-Rate Group


                  Class       Class          Class       Class       Class       Class      Class         Class
                  I A-1       I A-2          I A-3       I A-4       I A-5       I M-1      I B-1         I B-2


Amount($000):  [68,000,000  46,000,000     43,000,000  32,209,000  13,090,000   9,520,000  9,520,000   16,660,000]

Coupon:        [-------------------------------------------TBD-----------------------------------------------]

Approx. Price: [-------------------------------------------TBD-----------------------------------------------]

Yield(%):      [-------------------------------------------TBD-----------------------------------------------]

Spread (bps):  [-------------------------------------------TBD-----------------------------------------------]

Avg Life
To Call:       [1.107        3.066            5.296        9.584       12.111       8.873      6.112      10.450]

Avg Life
To Mat.:       [1.107        3.066            5.296        9.639       15.545       9.558      6.112      13.407]

1st Prin Pymt:
  To 10% Call: [09/07/1999  11/07/2001     09/07/2003  11/07/2006  10/07/2011   09/07/2004 09/07/2004   02/07/2007]

Last Prin Pmt
  To 10% Call: [11/07/2001  09/07/2003     11/07/2006  10/07/2011  10/07/2011   10/07/2011 02/07/2007   10/07/2011]

Last Prin Pmt
  To Mat.:     [11/07/2001  09/07/2003     11/07/2006  11/07/2012  09/07/2018   09/07/2018 02/07/2007   11/07/2028]

Stated Mat:    [11/07/2008  11/07/2013     01/07/2020  06/07/2026  10/07/2029   10/07/2029 04/07/2017   10/07/2029]

Expected
Settlement:    [----------------------------------[08/27/99] ------------------------------------------]

Pymt Delay:    0 days          [---------------------------------6 days ----------------------------------]

Interest Pmt   Act/360      30/360       30/360     30/360      30/360      30/360     30/360      30/360
Basis:

Dated Date:    [08/27/99]   [------------------------------[08/01/99]-----------------------------------]

Ratings:       [Aaa/AAA     Aaa/AAA  Aaa/AAA    Aaa/AAA     Aa3/AA-      A2/A     Baa2/BBB    Baa2/BBB]
(S&P/Fitch)


Pricing Date:  [----------------------------------------------[TBD]------------------------------------]

Prepayment Speed:   225% MHP

Total Group Size:   [$237,999,859.76]

Class IA-1
Remittance Rate:   The Class I A-1 Pass Through Rate will equal the lesser of
                   i) One Month LIBOR plus [TBD%] and ii) the weighted average gross coupon of the contracts less the 1.25% servicing fee (if Vanderbilt is no longer the servicer).

Maximum Rate:      Remittance rates on the Group I Certificates are subject to a maximum rate equal to (a) the weighted average contract rate of the Group I contracts less (b) if Vanderbilt is no longer the servicer, the servicing fee of [1.25%].

Servicing Fee:     For as long as Vanderbilt is the servicer, the servicing fee of [1.25]% per annum is subordinate to the Offered
                   Certificates on a monthly basis.

************************* PRELIMINARY INFORMATION ONLY**************************

              Vanderbilt Mortgage and Finance, Inc., Series 1999-C
                           Preliminary Marketing Memo
Cashflow Priority:

  PRICING
  BASE CASE       CLASS I M-1 AND CLASS B DISTRIBUTION TEST IS MET:

                       1) Current interest and any previously unreimbursed interest to Classes I A-1 - I A-4;
                       2) Senior percentage of principal payments sequentially to Classes I A-1, I A-2, I A-3, and I A-4 until such class is reduced to zero;
                       3) Current interest and any previously unreimbursed interest to Class I A-5 Certificates;
                       4) Senior percentage of principal payments to Class I A-5 until such class is reduced to zero;
                       5) Current interest and any previously unreimbursed interest to Class I M-1 Certificates;
                       6) Mezzanine percentage of principal payments to Class I M-1 until such class is reduced to zero;
                       7) Current interest and any previously unreimbursed interest to Class I B-1 Certificates;
                       8) Class I B percentage of principal payments to Class I B-1 until such class is reduced to zero;
                       9) Current interest and any previously unreimbursed interest to Class I B-2 Certificates;
                       10) Class I B percentage of principal payments to Class
                           I B-2 until such class is reduced to zero;
                       11) Excess cashflow to fund any Available Funds
                           shortfall with respect to the Group II Certificates except the Net Funds Cap Carryover Amount;
                       12) Excess cashflow to the Class II A-1 to build O/C for
                           the Group II Certificates.
                       13) As long as Vanderbilt is the Servicer, any remainder
                           up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                       14) Any remainder to the Class R Certificates.

                     ----------------------------------------------------------
                     |          |           |           |          |          |
                     |   I A-1  |   I A-2   |   I A-3   |   I A-4  |   I A-5  |
                     |          |           |           |          |          |
                     |----------|-----------|-----------|----------|----------|
                     |///////////////////|                                    |
                     |///////////////////|               I M-1                |
                     |///////////////////|----------------------------------- |
                     |///////////////////|     I B-1       |    I B-2         |
                     ----------------------------------------------------------
                              5 yrs

************************ PRELIMINARY INFORMATION ONLY **************************

              Vanderbilt Mortgage and Finance, Inc., Series 1999-C
                           Preliminary Marketing Memo

Cashflow Priority:

                  CLASS I M-1 AND CLASS I B DISTRIBUTION TEST IS NOT MET:

                       1)  Current interest and any previously unreimbursed
                           interest to Classes I A-1 - I A-4 Certificates;
                       2)  100% of principal payments sequentially to Classes I
                           A-1, I A-2, I A-3, and I A-4 until such class is
                           reduced to zero;
                       3) Current interest and any previously unreimbursed interest to Class I A-5 Certificates;
                       4) 100% of principal payments to Class I A-5 until such Class is reduced to zero;
                       5) Current interest and any previously unreimbursed interest to Class I M-1 Certificates;
                       6) 100% of principal payments to Class I M-1 until such Class is reduced to zero;
                       7) Current interest and any previously unreimbursed interest to Class I B-1 Certificates;
                       8) 100% of principal payments to Class I B-1 until such Class is reduced to zero;
                       9) Current interest and any previously unreimbursed interest to Class I B-2 Certificates;
                       10) 100% of principal payments to Class I B-2 until such
                           Class is reduced to zero;
                       11) Excess cashflow to fund any Available Funds
                           shortfall with respect to the Group II Certificates except the Net Funds Cap Carryover Amount;
                       12) Excess cashflow to the Class II A-1 to build O/C for
                           the Group II Certificates.
                       13) So long as Vanderbilt is the Servicer, any remainder
                           up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                       14) Any remainder to the Class R Certificates.
         -----------------------------------------------------------------
         |       |       |       |       |       |       |       |       |
         |       |       |       |       |       |       |       |       |
         | I A-1 | I A-2 | I A-3 | I A-4 | I A-5 | I M-1 | I B-1 | I B-2 |
         |       |       |       |       |       |       |       |       |
         |-------|-------|-------|-------|-------|-------|-------|-------|


Class I B Distribution
Test:                  THE CLASS I M-1 AND CLASS I B DISTRIBUTION IS MET IF:
                       1)  Remittance Date is on or after September 2004
                       2) Class I M-1 Percentage plus Class I B Percentage is at least [26.250] % (which is 1.75 times the sum of the original Class I M-1 Percentage and the original Class I B Percentage).
                       3) Cumulative Realized Losses do not exceed [7]% for year 2004, [8]% for year 2005, and [9]% for year
                           2006 and beyond of the Original Principal Balance of the Contracts
                       4)  Current Realized Loss Ratio does not exceed [2.75]%
                       5)  Average 60 Day Delinquency Ratio does not exceed [5]%
                       6)  Average 30 Day Delinquency Ratio does not exceed
                           [7]%
                       7) Class I B-2 Principal Balance must not be less than [$4,759,997.20] (which represents approximately 2% of the Total Original Group I Pool Principal Balance).

 ************************** PRELIMINARY INFORMATION ONLY **************************

                           Vanderbilt Mortgage and Finance, Inc., Series 1999-C
                                        Preliminary Marketing Memo
-----------------------------------------------------------------------------------------------------------------
                                       Adjustable-Rate Certificates
                           Class            Class             Class             Class
                           II A-1           II B-1            II B-2            II B-3
-----------------------------------------------------------------------------------------------------------------
Amount(000):             [110,240,000    15,543,000      8,675,000        10,121,000]

Coupon:               [--------------------------TBD-----------------------------]

Approx. Price:        [--------------------------TBD-----------------------------]

Avg Life
To Call:              [3.718          5.845           8.053            11.519]

Avg Life
To Mat:               [3.853          5.845           8.053            12.888]

1st Prin Pymt:
  To 10% Call:        [09/07/1999      09/07/2004      05/07/2006      04/07/2009]

Last Prin Pmt
  To 10% Call:        [10/07/2011      05/07/2006      04/07/2009      10/07/2011]

Last Prin Pmt
  To Mat.:            [03/07/2016      05/07/2006      04/07/2009      08/07/2017]

Stated Maturity:      [10/07/2029      05/07/2016      07/07/2017      10/07/2029]

Expected Settlement:  [------------------------08/27/99-----------------------]

Pymt Delay:                0 Days             0 Days     0 Days             0 Days

Dated Date:           [08/27/99]       [08/27/99]      [08/27/99]         [08/27/99]

Rating:  (S&P/Fitch)  [Aaa/AAA  Aa3/AA-           Baa2/BBB             Baa2/BBB]

Pricing Date:         [------------------------TBD----------------------------]

Prepayment Speed: 250% MHP

Total Group Size:     [$144,579,545.37]

Group II Pass
Through Rate:      The Group II Pass Through Rate will equal the lesser of i)
                   One Month LIBOR plus [TBD%] and ii) the Net Funds Cap as described herein.

Coupon Step up:    If the 10% Clean-Up Call is not exercised, the coupon on the
                   Class Adjustable Rate Certificates : IIA-1 - shall increase to [2x] the respective margin IIB-1 - shall increase by an additional [50 BP] IIB-2 - shall increase by an additional
                   [50 BP] IIB-3 - shall increase by an additional [50 BP]

Net Funds Cap:     The difference between the a) collateral WAC and b) the the sum of i) if the OC is less than its target, [0.75]% spread cushion, and ii) if the Company is no longer the Servicer, [1.25]%.

Net Funds Cap
Carryover:         If on any Payment Date the Group II Certificate interest
                   distribution amount is less than the Group II Pass-Through
                   Rate (which is subject to a maximum equal to the Weighted
                   Average Life Cap of the collateral), the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment
                   Date until paid.

************************ PRELIMINARY INFORMATION ONLY **************************

              Vanderbilt Mortgage and Finance, Inc., Series 1999-C
                           Preliminary Marketing Memo
Cashflow Priority:

  PRICING
  BASE CASE       CLASS II B DISTRIBUTION TEST IS MET:

                        1) Current interest and any previously unreimbursed interest to Class II A-1 Certificates (subject to the Net Funds Cap);
                        2) Senior percentage of principal payments to Class II A-1 until such class is reduced to zero;
                        3) Current interest and any previously unreimbursed interest to Class II B-1 Certificates;
                        4) Class II B percentage of principal payments to Class II B-1 until such class is reduced to zero;
                        5) Current interest and any previously unreimbursed interest to Class II B-2 Certificates;
                        6) Class II B percentage of principal payments to Class II B-2 until such class is reduced to zero;
                        7) Current interest and any previously unreimbursed interest to Class II B-3 Certificates;
                        8) Class II B percentage of principal payments to Class II B-3 until such class is reduced to zero;
                        9) Excess cashflow to fund any Available Funds shortfall with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
                        10) Excess cashflow to the Class II A-1 to build O/C.
                        11) So long as Vanderbilt is the Servicer, any
                            remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                        12) Any remainder to the Class R Certificates.

                  ------------------------------------------------------
                  |                                                     |
                  |                          II A-1                     |
                  |                                                     |
                  |-----------------------------------------------------|
                  |/////////////|                |            |         |
                  |/////////////|                |            |         |
                  |/////////////|   II B-1       |   II B-2   | II B-3  |
                  |/////////////|----------------|------------|---------|
                        5 yrs

************************ PRELIMINARY INFORMATION ONLY **************************

              Vanderbilt Mortgage and Finance, Inc., Series 1999-C
                           Preliminary Marketing Memo

                    CLASS II B DISTRIBUTION TEST IS NOT MET:

                        1) Current interest and any previously unreimbursed interest to Classes II A-1 Certificates;
                        2) 100% of principal payments sequentially to Class II A-1 until such class is reduced to zero;
                        3) Current interest and any previously unreimburse interest to Class II B-1 Certificates;
                        4) 100% of principal payments to Class II B-1 until such Class is reduced to zero;
                        5) Current interest and any previously unreimbursed interest to Class II B-2 Certificates;
                        6) 100% of principal payments to Class II B-2 until such Class is reduced to zero;
                        7) Excess cashflow to fund any Available Funds shortfall with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
                        8)  Excess cashflow to the Class II A-1 to build O/C.
                        9) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                        10) Any remainder to the Class R Certificates.

         -----------------------------------------------------------------
         |                                       |       |       |       |
         |                                       |       |       |       |
         |             II A-1                    | II B-1| II B-2| II B-3|
         |                                       |       |       |       |
         |---------------------------------------|-------|-------|-------|


Class II B Distribution
Test:                   The Class II B Distribution Test is met if
                        1)  Remittance Date is on or after September 2004
                        2)  Class II B Percentage + O/C is at least [50.0%]
                        3) Cumulative Realized Losses do not exceed [7]% for year 2004 , [8]% for year 2005 , and [9]% for year 2006 and beyond of the Original Principal Balance of the Contracts
                        4)  Current Realized Loss Ratio does not exceed [2.75]%
                        5)  Average 60 Day Delinquency Ratio does not exceed
                            [5]%
                        6)  Average 30 Day Delinquency Ratio does not exceed
                            [7]%
                        7) Sum of Class II B-3 Principal Balance + O/C must not be less than [$2,891,590.91] (which represents approximately 2% of the Total Original Group II Pool Principal Balance).

************************ PRELIMINARY INFORMATION ONLY **************************

              Vanderbilt Mortgage and Finance, Inc., Series 1999-C
                           Preliminary Marketing Memo

Cleanup Call:            The Servicer may call the Certificates at par plus
                         accrued interest after the aggregate remaining pool balance of both Groups is less than 10% of the Cut-off
                         Date pool principal balance.

Payment Date:            The 7th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning in September, 1999.

Interest Accrual:        Interest will accrue from the 1st day of the preceding
                         month until the 30th day of the preceding month for the Class I A-2, I A-3, I A-4, I A-5, I M-1, I B-1 and
                         I B-2 certificates. For the Class I A-1 certificates and the Group II Certificates, interest will accrue from the 7th day of the preceeding month until the 6th day of the current month. For the first payment date, interest will accrue from the closing date to the first Payment Date for the class I A-1 certificates and the Group II Certificates. For the Class I A-1 certificates, and the Group II Certificates, interest is calculated using an actual/360 day count. For the remainder of the certificate classes, interest is calculated using a 30/360 day count.

ERISA Considerations:    The Class I A-1, I A-2, I A-3, and I A-4 Certificates
                         and the Class II A-1 will be ERISA eligible. The Class
                         I A-5, Class I M-1, I B-1 and I B-2 Certificates and the Class II B-1, II B-2, and II B-3 are not ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:    The Class II A-1 and II B-1 Certificates will
                         constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984
                         "SMMEA".



                               Group I                 Group II
Type of Collateral:       [       FIXED                     ARM             ]
Amount                    [  $237,999,859.76          $144,579,545.37       ]
Avg Unpaid Balance:       [       $39,488.94               $38,431.56       ]
Max Original Balance:     [      $243,000.00              $124,462.55       ]
WAC:                      [            9.800%                  10.380%      ]
Coupon Range:             [ 5.990% -  25.000%        7.990% -  24.990%      ]
WAM:                      [          262.065                  229.166       ]
WA Orig Term              [          266.748                  229.783       ]
WALTV:                    [           85.267%                  85.586%      ]
New                       [            72.31%                   77.17%      ]
Used                      [            27.69%                   22.83%      ]
Single                    [            36.98%                   45.25%      ]
Multi                     [            57.55%                   54.75%      ]
Site Built                [             5.47%                    0.00%      ]



Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus")Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

 Projected Available Funds Cap of GROUP II:
 =========================================
 (GROSS COUPON - [75] bp CARVE-OUT, Using 30/360 Day Count)

 * Assuming VMF is the servicer


 DATE  COUPON
-------------
09/99   9.630
10/99   9.630
11/99   9.630
12/99   9.630
01/00   9.630
02/00   9.630
03/00   9.630
04/00   9.662
05/00   9.662
06/00   9.816
07/00  10.043
08/00  10.288
09/00  10.367
10/00  10.378
11/00  10.378
12/00  10.378
01/01  10.378
02/01  10.378
03/01  10.378
04/01  10.378
05/01  10.378
06/01  10.378
07/01  10.378
08/01  10.378
09/01  10.378

CURRENT BALANCE: $68,000,000.00                                                           DATED DATE: 08/27/99
  CURRENT COUPON:  TBD                             vmf99cf                             FIRST PAYMENT: 09/07/99
          FACTOR: 1.0000000000                                                         TOTAL CLASSES: 12
ORIGINAL BALANCE: $68,000,000.00    BOND IA1 DISCOUNT MARGIN ACT/360 TABLE          YIELD TABLE DATE: 08/27/99
                                          ASSUMED CONSTANT LIBOR-1M 5.2788

           PRICING SPEED
      GP I      225.0%/    175.00%/  200.00%/    250.00%/    275.00%/   300.00%/
PRICE GP II     250.0%/    250.00%/  250.00%/    250.00%/    250.00%/   250.00%/

   99-24        48.224      44.267    46.245      50.205      52.191     54.194
   99-24+       46.770      43.061    44.915      48.627      50.489     52.366
   99-25        45.317      41.855    43.586      47.049      48.787     50.539
   99-25+       43.863      40.649    42.256      45.472      47.085     48.712
   99-26        42.410      39.444    40.927      43.895      45.384     46.885
   99-26+       40.958      38.239    39.598      42.319      43.683     45.059
   99-27        39.505      37.034    38.269      40.742      41.983     43.234
   99-27+       38.053      35.829    36.941      39.167      40.283     41.408
   99-28        36.602      34.625    35.613      37.591      38.583     39.584
   99-28+       35.150      33.421    34.286      36.016      36.884     37.759
   99-29        33.699      32.217    32.958      34.441      35.185     35.935
   99-29+       32.249      31.014    31.631      32.867      33.487     34.112
   99-30        30.798      29.810    30.304      31.293      31.789     32.288
   99-30+       29.348      28.607    28.978      29.719      30.091     30.466
   99-31        27.899      27.405    27.652      28.146      28.394     28.643
   99-31+       26.449      26.202    26.326      26.573      26.697     26.822
  100-00        25.000      25.000    25.000      25.000      25.000     25.000
  100-00+       23.551      23.798    23.675      23.428      23.304     23.179
  100-01        22.103      22.596    22.350      21.856      21.608     21.358
  100-01+       20.655      21.395    21.025      20.284      19.913     19.538
  100-02        19.207      20.194    19.700      18.713      18.218     17.718
  100-02+       17.759      18.993    18.376      17.142      16.523     15.899
  100-03        16.312      17.793    17.052      15.571      14.829     14.080
  100-03+       14.865      16.592    15.729      14.001      13.135     12.261
  100-04        13.419      15.392    14.406      12.431      11.441     10.443
  100-04+       11.973      14.192    13.083      10.862       9.748      8.625
  100-05        10.527      12.993    11.760       9.293       8.055      6.808
  100-05+        9.081      11.794    10.438       7.724       6.363      4.991
  100-06         7.636      10.595     9.115       6.156       4.671      3.174
  100-06+        6.191       9.396     7.794       4.587       2.979      1.358

First Payment    0.028       0.028     0.028       0.028       0.028      0.028
Average Life     1.107       1.346     1.215       1.017       0.940      0.873
Last Payment     2.194       2.694     2.444       2.028       1.861      1.778


CURRENT BALANCE: $46,000,000.00                                               DATED DATE:  08/01/99
          COUPON:  TBD                          vmf99cf                    FIRST PAYMENT:  09/07/99
          FACTOR: 1.0000000000                                             TOTAL CLASSES:  12
ORIGINAL BALANCE: $46,000,000.00      BOND IA2 BE-YIELD TABLE           YIELD TABLE DATE:  08/27/99
                                            PREPAYMENT SPEED (MHP)

    PRICING SPEED
      GP I    225.0%/    175.00%/  200.00%/  250.00%/  275.00%/  300.00%/
PRICE GP II   250.0%/    250.00%/  250.00%/  250.00%/  250.00%/  250.00%/

   99-24        7.302      7.294     7.298     7.306     7.310     7.314
   99-24+       7.296      7.290     7.293     7.300     7.304     7.307
   99-25        7.291      7.285     7.288     7.294     7.297     7.300
   99-25+       7.285      7.280     7.282     7.287     7.290     7.292
   99-26        7.279      7.275     7.277     7.281     7.283     7.285
   99-26+       7.273      7.270     7.271     7.275     7.276     7.278
   99-27        7.267      7.265     7.266     7.268     7.269     7.270
   99-27+       7.261      7.260     7.261     7.262     7.262     7.263
   99-28        7.255      7.255     7.255     7.255     7.256     7.256
   99-28+       7.249      7.250     7.250     7.249     7.249     7.248
   99-29        7.244      7.245     7.244     7.243     7.242     7.241
   99-29+       7.238      7.240     7.239     7.236     7.235     7.234
   99-30        7.232      7.235     7.234     7.230     7.228     7.227
   99-30+       7.226      7.230     7.228     7.224     7.221     7.219
   99-31        7.220      7.225     7.223     7.217     7.215     7.212
   99-31+       7.214      7.220     7.217     7.211     7.208     7.205
  100-00        7.208      7.216     7.212     7.205     7.201     7.197
  100-00+       7.202      7.211     7.207     7.198     7.194     7.190
  100-01        7.197      7.206     7.201     7.192     7.187     7.183
  100-01+       7.191      7.201     7.196     7.186     7.181     7.175
  100-02        7.185      7.196     7.190     7.179     7.174     7.168
  100-02+       7.179      7.191     7.185     7.173     7.167     7.161
  100-03        7.173      7.186     7.180     7.167     7.160     7.154
  100-03+       7.167      7.181     7.174     7.160     7.153     7.146
  100-04        7.161      7.176     7.169     7.154     7.146     7.139
  100-04+       7.156      7.171     7.163     7.148     7.140     7.132
  100-05        7.150      7.166     7.158     7.141     7.133     7.124
  100-05+       7.144      7.161     7.153     7.135     7.126     7.117
  100-06        7.138      7.156     7.147     7.129     7.119     7.110
  100-06+       7.132      7.152     7.142     7.122     7.112     7.103
  100-07        7.126      7.147     7.137     7.116     7.106     7.095
  100-07+       7.120      7.142     7.131     7.110     7.099     7.088

First Payment   2.194      2.694     2.444     2.028     1.861     1.778
Average Life    3.066      3.739     3.371     2.810     2.593     2.407
Last Payment    4.028      4.861     4.444     3.694     3.361     3.111

 CURRENT BALANCE: $43,000,000.00                                             DATED DATE:  08/01/99
          COUPON:  TBD                          vmf99cf                   FIRST PAYMENT:  09/07/99
          FACTOR: 1.0000000000                                            TOTAL CLASSES:  12
ORIGINAL BALANCE: $43,000,000.00      BOND IA3 BE-YIELD TABLE          YIELD TABLE DATE:  08/27/99
                                            PREPAYMENT SPEED (MHP)

           PRICING SPEED
      GP I     225.0%/   175.00%/  200.00%/  250.00%/  275.00%/  300.00%/
PRICE GP II    250.0%/   250.00%/  250.00%/  250.00%/  250.00%/  250.00%/

   99-24         7.587     7.582     7.584     7.590     7.593     7.595
   99-24+        7.583     7.579     7.581     7.586     7.588     7.590
   99-25         7.580     7.576     7.578     7.582     7.584     7.586
   99-25+        7.576     7.573     7.574     7.578     7.579     7.581
   99-26         7.572     7.570     7.571     7.574     7.575     7.576
   99-26+        7.569     7.567     7.568     7.570     7.571     7.572
   99-27         7.565     7.564     7.564     7.566     7.566     7.567
   99-27+        7.561     7.560     7.561     7.562     7.562     7.562
   99-28         7.557     7.557     7.557     7.557     7.557     7.557
   99-28+        7.554     7.554     7.554     7.553     7.553     7.553
   99-29         7.550     7.551     7.551     7.549     7.549     7.548
   99-29+        7.546     7.548     7.547     7.545     7.544     7.543
   99-30         7.543     7.545     7.544     7.541     7.540     7.539
   99-30+        7.539     7.542     7.541     7.537     7.536     7.534
   99-31         7.535     7.539     7.537     7.533     7.531     7.529
   99-31+        7.531     7.536     7.534     7.529     7.527     7.525
  100-00         7.528     7.533     7.530     7.525     7.522     7.520
  100-00+        7.524     7.530     7.527     7.521     7.518     7.515
  100-01         7.520     7.527     7.524     7.517     7.514     7.511
  100-01+        7.517     7.524     7.520     7.513     7.509     7.506
  100-02         7.513     7.521     7.517     7.509     7.505     7.501
  100-02+        7.509     7.518     7.514     7.505     7.501     7.497
  100-03         7.506     7.515     7.510     7.501     7.496     7.492
  100-03+        7.502     7.512     7.507     7.497     7.492     7.487
  100-04         7.498     7.509     7.504     7.493     7.488     7.483
  100-04+        7.494     7.506     7.500     7.489     7.483     7.478
  100-05         7.491     7.503     7.497     7.485     7.479     7.473
  100-05+        7.487     7.499     7.493     7.481     7.474     7.469
  100-06         7.483     7.496     7.490     7.477     7.470     7.464
  100-06+        7.480     7.493     7.487     7.473     7.466     7.459
  100-07         7.476     7.490     7.483     7.469     7.461     7.455
  100-07+        7.472     7.487     7.480     7.465     7.457     7.450

First Payment    4.028     4.861     4.444     3.694     3.361     3.111
Average Life     5.296     6.774     5.960     4.758     4.329     3.994
Last Payment     7.194     9.111     8.111     6.361     5.611     4.944

 CURRENT BALANCE: $32,209,000.00                                           DATED DATE: 08/01/99
          COUPON:  TBD                        vmf99cf                  FIRST PAYMENT: 09/07/99
          FACTOR: 1.0000000000                                         TOTAL CLASSES: 12
ORIGINAL BALANCE: $32,209,000.00    BOND IA4 BE-YIELD TABLE         YIELD TABLE DATE: 08/27/99
                                          PREPAYMENT SPEED (MHP)

                                                  *** TO CALL ***

           PRICING SPEED
      GP I     225.0%/   175.00%/  200.00%/  250.00%/  275.00%/  300.00%/
PRICE GP II    250.0%/   250.00%/  250.00%/  250.00%/  250.00%/  250.00%/

     99-24       7.824     7.821     7.822     7.825     7.827     7.828
     99-24+      7.821     7.819     7.820     7.822     7.824     7.825
     99-25       7.819     7.817     7.818     7.820     7.821     7.822
     99-25+      7.816     7.815     7.816     7.817     7.818     7.819
     99-26       7.814     7.813     7.813     7.815     7.815     7.816
     99-26+      7.812     7.811     7.811     7.812     7.813     7.813
     99-27       7.809     7.809     7.809     7.810     7.810     7.810
     99-27+      7.807     7.807     7.807     7.807     7.807     7.807
     99-28       7.804     7.804     7.804     7.804     7.804     7.804
     99-28+      7.802     7.802     7.802     7.802     7.802     7.801
     99-29       7.800     7.800     7.800     7.799     7.799     7.798
     99-29+      7.797     7.798     7.798     7.797     7.796     7.795
     99-30       7.795     7.796     7.795     7.794     7.793     7.792
     99-30+      7.792     7.794     7.793     7.792     7.790     7.789
     99-31       7.790     7.792     7.791     7.789     7.788     7.786
     99-31+      7.788     7.790     7.789     7.786     7.785     7.783
    100-00       7.785     7.788     7.787     7.784     7.782     7.780
    100-00+      7.783     7.785     7.784     7.781     7.779     7.777
    100-01       7.780     7.783     7.782     7.779     7.777     7.774
    100-01+      7.778     7.781     7.780     7.776     7.774     7.771
    100-02       7.776     7.779     7.778     7.774     7.771     7.768
    100-02+      7.773     7.777     7.775     7.771     7.768     7.765
    100-03       7.771     7.775     7.773     7.768     7.766     7.762
    100-03+      7.769     7.773     7.771     7.766     7.763     7.759
    100-04       7.766     7.771     7.769     7.763     7.760     7.756
    100-04+      7.764     7.769     7.766     7.761     7.757     7.753
    100-05       7.761     7.767     7.764     7.758     7.754     7.750
    100-05+      7.759     7.764     7.762     7.756     7.752     7.747
    100-06       7.757     7.762     7.760     7.753     7.749     7.744
    100-06+      7.754     7.760     7.757     7.750     7.746     7.741
    100-07       7.752     7.758     7.755     7.748     7.743     7.738
    100-07+      7.749     7.756     7.753     7.745     7.741     7.735

First Payment    7.194     9.111     8.111     6.361     5.611     4.944
Average Life     9.584    11.611    10.565     8.671     7.808     6.998
Last Payment    12.111    13.444    12.778    11.528    10.944     9.944

 CURRENT BALANCE: $13,090,000.00                                                DATED DATE:  08/01/99
          COUPON:  TBD                          vmf99cf                      FIRST PAYMENT:  09/07/99
          FACTOR: 1.0000000000                                               TOTAL CLASSES:  12
ORIGINAL BALANCE: $13,090,000.00      BOND IA5 BE-YIELD TABLE             YIELD TABLE DATE:  08/27/99
                                            PREPAYMENT SPEED (MHP)

                                                    *** TO CALL ***

           PRICING SPEED
      GP I     225.0%/   175.00%/  200.00%/  250.00%/  275.00%/  300.00%/
PRICE GP II    250.0%/   250.00%/  250.00%/  250.00%/  250.00%/  250.00%/

     99-24       8.169     8.168     8.168     8.169     8.169     8.170
     99-24+      8.167     8.166     8.166     8.167     8.167     8.168
     99-25       8.164     8.164     8.164     8.165     8.165     8.165
     99-25+      8.162     8.162     8.162     8.163     8.163     8.163
     99-26       8.160     8.160     8.160     8.160     8.161     8.161
     99-26+      8.158     8.158     8.158     8.158     8.158     8.159
     99-27       8.156     8.156     8.156     8.156     8.156     8.156
     99-27+      8.154     8.154     8.154     8.154     8.154     8.154
     99-28       8.152     8.152     8.152     8.152     8.152     8.152
     99-28+      8.150     8.150     8.150     8.150     8.150     8.150
     99-29       8.148     8.148     8.148     8.148     8.147     8.147
     99-29+      8.146     8.146     8.146     8.145     8.145     8.145
     99-30       8.144     8.144     8.144     8.143     8.143     8.143
     99-30+      8.141     8.142     8.142     8.141     8.141     8.141
     99-31       8.139     8.140     8.140     8.139     8.139     8.138
     99-31+      8.137     8.138     8.138     8.137     8.136     8.136
    100-00       8.135     8.136     8.136     8.135     8.134     8.134
    100-00+      8.133     8.134     8.134     8.133     8.132     8.131
    100-01       8.131     8.132     8.132     8.130     8.130     8.129
    100-01+      8.129     8.130     8.130     8.128     8.128     8.127
    100-02       8.127     8.128     8.128     8.126     8.125     8.125
    100-02+      8.125     8.126     8.126     8.124     8.123     8.122
    100-03       8.123     8.124     8.124     8.122     8.121     8.120
    100-03+      8.121     8.123     8.122     8.120     8.119     8.118
    100-04       8.119     8.121     8.120     8.118     8.117     8.116
    100-04+      8.116     8.119     8.118     8.115     8.114     8.113
    100-05       8.114     8.117     8.116     8.113     8.112     8.111
    100-05+      8.112     8.115     8.114     8.111     8.110     8.109
    100-06       8.110     8.113     8.112     8.109     8.108     8.107
    100-06+      8.108     8.111     8.110     8.107     8.106     8.104
    100-07       8.106     8.109     8.108     8.105     8.104     8.102
    100-07+      8.104     8.107     8.106     8.103     8.101     8.100

First Payment   12.111    13.444    12.778    11.528    10.944     9.944
Average Life    12.111    13.444    12.778    11.528    11.109    10.632
Last Payment    12.111    13.444    12.778    11.528    11.111    10.694

 CURRENT BALANCE: $9,520,000.00                                                                   DATED DATE:  08/01/99
          COUPON:  TBD                                    vmf99cf                              FIRST PAYMENT:  09/07/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES:  12
ORIGINAL BALANCE: $9,520,000.00                 BOND IM1 BE-YIELD TABLE                     YIELD TABLE DATE:  08/27/99
                                                      PREPAYMENT SPEED (MHP)

                                                              *** TO CALL ***

    PRICING SPEED
      GP I    225.0%/     175.00%/    200.00%/    250.00%/    275.00%/  300.00%/
PRICE GP II   250.0%/     250.00%/    250.00%/    250.00%/    250.00%/  250.00%/

     99-24      8.477       8.476       8.477       8.477       8.478     8.478
     99-24+     8.474       8.474       8.474       8.475       8.475     8.475
     99-25      8.472       8.471       8.471       8.472       8.472     8.473
     99-25+     8.469       8.469       8.469       8.469       8.470     8.470
     99-26      8.466       8.466       8.466       8.467       8.467     8.467
     99-26+     8.464       8.464       8.464       8.464       8.464     8.464
     99-27      8.461       8.461       8.461       8.461       8.461     8.461
     99-27+     8.459       8.459       8.459       8.459       8.459     8.459
     99-28      8.456       8.456       8.456       8.456       8.456     8.456
     99-28+     8.453       8.454       8.453       8.453       8.453     8.453
     99-29      8.451       8.451       8.451       8.450       8.450     8.450
     99-29+     8.448       8.449       8.448       8.448       8.448     8.447
     99-30      8.445       8.446       8.446       8.445       8.445     8.445
     99-30+     8.443       8.444       8.443       8.442       8.442     8.442
     99-31      8.440       8.441       8.441       8.440       8.439     8.439
     99-31+     8.437       8.439       8.438       8.437       8.437     8.436
    100-00      8.435       8.436       8.435       8.434       8.434     8.433
    100-00+     8.432       8.433       8.433       8.432       8.431     8.431
    100-01      8.430       8.431       8.430       8.429       8.428     8.428
    100-01+     8.427       8.428       8.428       8.426       8.426     8.425
    100-02      8.424       8.426       8.425       8.424       8.423     8.422
    100-02+     8.422       8.423       8.423       8.421       8.420     8.419
    100-03      8.419       8.421       8.420       8.418       8.417     8.417
    100-03+     8.416       8.418       8.417       8.416       8.415     8.414
    100-04      8.414       8.416       8.415       8.413       8.412     8.411
    100-04+     8.411       8.413       8.412       8.410       8.409     8.408
    100-05      8.409       8.411       8.410       8.407       8.406     8.406
    100-05+     8.406       8.409       8.407       8.405       8.404     8.403
    100-06      8.403       8.406       8.405       8.402       8.401     8.400
    100-06+     8.401       8.404       8.402       8.399       8.398     8.397
    100-07      8.398       8.401       8.400       8.397       8.396     8.394
    100-07+     8.395       8.399       8.397       8.394       8.393     8.392

First Payment   5.028       5.028       5.028       5.028       5.028     5.028
Average Life    8.873       9.631       9.235       8.558       8.306     8.073
Last Payment   12.111      13.444      12.778      11.528      11.111    10.694

 CURRENT BALANCE: $9,520,000.00                                                                   DATED DATE:  08/01/99
          COUPON:  TBD                                    vmf99cf                              FIRST PAYMENT:  09/07/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES:  12
ORIGINAL BALANCE: $9,520,000.00                 BOND IB1 BE-YIELD TABLE                     YIELD TABLE DATE:  08/27/99
                                                      PREPAYMENT SPEED (MHP)

      PRICING SPEED
      GP I   225.0%/     175.00%/    200.00%/    250.00%/    275.00%/  300.00%/
PRICE GP II  250.0%/     250.00%/    250.00%/    250.00%/    250.00%/  250.00%/

     95-12     9.554       9.525       9.540       9.566       9.576     9.586
     95-12+    9.550       9.521       9.537       9.562       9.573     9.582
     95-13     9.547       9.518       9.533       9.559       9.569     9.578
     95-13+    9.543       9.514       9.530       9.555       9.565     9.575
     95-14     9.540       9.511       9.526       9.551       9.562     9.571
     95-14+    9.536       9.507       9.523       9.548       9.558     9.567
     95-15     9.532       9.504       9.519       9.544       9.554     9.563
     95-15+    9.529       9.500       9.516       9.540       9.551     9.560
     95-16     9.525       9.497       9.512       9.537       9.547     9.556
     95-16+    9.521       9.493       9.508       9.533       9.543     9.552
     95-17     9.518       9.490       9.505       9.529       9.540     9.549
     95-17+    9.514       9.486       9.501       9.526       9.536     9.545
     95-18     9.511       9.483       9.498       9.522       9.532     9.541
     95-18+    9.507       9.479       9.494       9.518       9.528     9.537
     95-19     9.503       9.476       9.491       9.515       9.525     9.534
     95-19+    9.500       9.472       9.487       9.511       9.521     9.530
     95-20     9.496       9.469       9.484       9.507       9.517     9.526
     95-20+    9.493       9.465       9.480       9.504       9.514     9.523
     95-21     9.489       9.462       9.476       9.500       9.510     9.519
     95-21+    9.486       9.458       9.473       9.497       9.506     9.515
     95-22     9.482       9.455       9.469       9.493       9.503     9.511
     95-22+    9.478       9.452       9.466       9.489       9.499     9.508
     95-23     9.475       9.448       9.462       9.486       9.495     9.504
     95-23+    9.471       9.445       9.459       9.482       9.492     9.500
     95-24     9.468       9.441       9.455       9.478       9.488     9.497
     95-24+    9.464       9.438       9.452       9.475       9.484     9.493
     95-25     9.460       9.434       9.448       9.471       9.481     9.489
     95-25+    9.457       9.431       9.445       9.468       9.477     9.486
     95-26     9.453       9.427       9.441       9.464       9.473     9.482
     95-26+    9.450       9.424       9.437       9.460       9.470     9.478
     95-27     9.446       9.420       9.434       9.457       9.466     9.474
     95-27+    9.442       9.417       9.430       9.453       9.462     9.471

First Payment  5.028       5.028       5.028       5.028       5.028     5.028
Average Life   6.112       6.362       6.226       6.016       5.933     5.861
Last Payment   7.444       7.944       7.611       7.194       7.028     6.861

 CURRENT BALANCE: $16,660,000.00                                                                  DATED DATE:  08/01/99
          COUPON:  TBD                                    vmf99cf                              FIRST PAYMENT:  09/07/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES:  12
ORIGINAL BALANCE: $16,660,000.00                BOND IB2 BE-YIELD TABLE                     YIELD TABLE DATE:  08/27/99
                                                      PREPAYMENT SPEED (MHP)

                                                              *** TO CALL ***

  PRICING SPEED
      GP I     225.0%/   175.00%/   200.00%/    250.00%/    275.00%/   300.00%/
PRICE GP II    250.0%/   250.00%/   250.00%/    250.00%/    250.00%/   250.00%/

     90-21      10.026    9.946       9.986      10.065      10.099     10.133
     90-21+     10.024    9.943       9.983      10.062      10.096     10.130
     90-22      10.021    9.941       9.981      10.059      10.093     10.127
     90-22+     10.018    9.938       9.978      10.057      10.090     10.124
     90-23      10.015    9.936       9.975      10.054      10.088     10.121
     90-23+     10.013    9.933       9.973      10.051      10.085     10.118
     90-24      10.010    9.931       9.970      10.048      10.082     10.115
     90-24+     10.007    9.928       9.968      10.046      10.079     10.112
     90-25      10.005    9.926       9.965      10.043      10.076     10.110
     90-25+     10.002    9.923       9.962      10.040      10.073     10.107
     90-26       9.999    9.921       9.960      10.037      10.071     10.104
     90-26+      9.997    9.918       9.957      10.035      10.068     10.101
     90-27       9.994    9.916       9.955      10.032      10.065     10.098
     90-27+      9.991    9.913       9.952      10.029      10.062     10.095
     90-28       9.989    9.910       9.949      10.026      10.059     10.092
     90-28+      9.986    9.908       9.947      10.024      10.057     10.090
     90-29       9.983    9.905       9.944      10.021      10.054     10.087
     90-29+      9.981    9.903       9.941      10.018      10.051     10.084
     90-30       9.978    9.900       9.939      10.016      10.048     10.081
     90-30+      9.975    9.898       9.936      10.013      10.045     10.078
     90-31       9.973    9.895       9.934      10.010      10.043     10.075
     90-31+      9.970    9.893       9.931      10.007      10.040     10.072
     91-00       9.967    9.890       9.928      10.005      10.037     10.070
     91-00+      9.965    9.888       9.926      10.002      10.034     10.067
     91-01       9.962    9.885       9.923       9.999      10.031     10.064
     91-01+      9.959    9.883       9.921       9.996      10.029     10.061
     91-02       9.957    9.880       9.918       9.994      10.026     10.058
     91-02+      9.954    9.878       9.916       9.991      10.023     10.055
     91-03       9.951    9.875       9.913       9.988      10.020     10.052
     91-03+      9.949    9.873       9.910       9.985      10.017     10.050
     91-04       9.946    9.870       9.908       9.983      10.015     10.047
     91-04+      9.943    9.868       9.905       9.980      10.012     10.044

First Payment    7.444    7.944       7.611       7.194       7.028      6.861
Average Life    10.450   11.500      10.954      10.011       9.662      9.336
Last Payment    12.111   13.444      12.778      11.528      11.111     10.694

 CURRENT BALANCE: $110,240,000.00                                                                 DATED DATE: 08/27/99
  CURRENT COUPON:  TBD                                    vmf99ca                              FIRST PAYMENT: 09/07/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 12
ORIGINAL BALANCE: $110,240,000.00         BOND IIA1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 08/27/99
                                                 ASSUMED CONSTANT LIBOR-1M 5.2788

                                                              *** TO CALL ***

    PRICING SPEED
      GP I     225.0%/   225.00%/  225.00%/    225.00%/    225.00%/   225.00%/
PRICE GP II    250.0%/   200.00%/  225.00%/    275.00%/    300.00%/   325.00%/

     99-24      48.007    46.873    47.412      48.676      49.431     50.328
     99-24+     47.505    46.442    46.948      48.133      48.840     49.681
     99-25      47.004    46.012    46.483      47.590      48.250     49.034
     99-25+     46.502    45.582    46.019      47.046      47.659     48.388
     99-26      46.001    45.152    45.556      46.503      47.069     47.741
     99-26+     45.500    44.722    45.092      45.960      46.479     47.095
     99-27      44.999    44.292    44.628      45.418      45.889     46.449
     99-27+     44.499    43.862    44.165      44.875      45.299     45.803
     99-28      43.998    43.432    43.701      44.333      44.710     45.158
     99-28+     43.498    43.003    43.238      43.791      44.120     44.512
     99-29      42.998    42.574    42.775      43.249      43.531     43.867
     99-29+     42.498    42.144    42.312      42.707      42.942     43.222
     99-30      41.998    41.715    41.850      42.165      42.353     42.577
     99-30+     41.498    41.286    41.387      41.624      41.765     41.933
     99-31      40.999    40.857    40.925      41.082      41.176     41.288
     99-31+     40.499    40.429    40.462      40.541      40.588     40.644
    100-00      40.000    40.000    40.000      40.000      40.000     40.000
    100-00+     39.501    39.572    39.538      39.459      39.412     39.356
    100-01      39.002    39.143    39.076      38.918      38.824     38.713
    100-01+     38.503    38.715    38.614      38.378      38.237     38.069
    100-02      38.004    38.287    38.153      37.838      37.650     37.426
    100-02+     37.506    37.859    37.691      37.297      37.062     36.783
    100-03      37.008    37.431    37.230      36.757      36.475     36.140
    100-03+     36.509    37.003    36.768      36.217      35.889     35.497
    100-04      36.011    36.576    36.307      35.678      35.302     34.855
    100-04+     35.513    36.148    35.846      35.138      34.716     34.213
    100-05      35.016    35.721    35.386      34.599      34.129     33.571
    100-05+     34.518    35.294    34.925      34.060      33.543     32.929
    100-06      34.021    34.867    34.464      33.521      32.957     32.287
    100-06+     33.523    34.440    34.004      32.982      32.372     31.646
    100-07      33.026    34.013    33.544      32.443      31.786     31.004
    100-07+     32.529    33.586    33.084      31.905      31.201     30.363

First Payment    0.028     0.028     0.028       0.028       0.028      0.028
Average Life     3.718     4.437     4.064       3.387       3.076      2.763
Last Payment    12.111    12.861    12.444      11.778      11.611     11.361

 CURRENT BALANCE: $15,543,000.00                                                                  DATED DATE: 08/27/99
  CURRENT COUPON:  TBD                                    vmf99ca                              FIRST PAYMENT: 09/07/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 12
ORIGINAL BALANCE: $15,543,000.00          BOND IIB1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 08/27/99
                                                 ASSUMED CONSTANT LIBOR-1M 5.2788

   PRICING SPEED
      GP I     225.0%/   225.00%/  225.00%/    225.00%/     225.00%/  225.00%/
PRICE GP II    250.0%/   200.00%/  225.00%/    275.00%/     300.00%/  325.00%/

     99-24      70.021    69.822    69.987      69.993      69.960     69.923
     99-24+     69.707    69.520    69.675      69.680      69.650     69.615
     99-25      69.392    69.219    69.363      69.368      69.339     69.307
     99-25+     69.078    68.917    69.051      69.055      69.029     68.999
     99-26      68.764    68.615    68.739      68.743      68.719     68.691
     99-26+     68.450    68.314    68.427      68.431      68.409     68.383
     99-27      68.136    68.012    68.115      68.119      68.098     68.075
     99-27+     67.822    67.711    67.803      67.807      67.788     67.767
     99-28      67.509    67.409    67.492      67.495      67.478     67.460
     99-28+     67.195    67.108    67.180      67.182      67.168     67.152
     99-29      66.881    66.807    66.868      66.871      66.858     66.844
     99-29+     66.567    66.505    66.557      66.559      66.549     66.537
     99-30      66.254    66.204    66.245      66.247      66.239     66.229
     99-30+     65.940    65.903    65.934      65.935      65.929     65.922
     99-31      65.627    65.602    65.623      65.623      65.619     65.615
     99-31+     65.313    65.301    65.311      65.312      65.310     65.307
    100-00      65.000    65.000    65.000      65.000      65.000     65.000
    100-00+     64.687    64.699    64.689      64.688      64.690     64.693
    100-01      64.373    64.398    64.378      64.377      64.381     64.386
    100-01+     64.060    64.097    64.067      64.065      64.072     64.079
    100-02      63.747    63.797    63.756      63.754      63.762     63.771
    100-02+     63.434    63.496    63.445      63.443      63.453     63.465
    100-03      63.121    63.195    63.134      63.131      63.144     63.158
    100-03+     62.808    62.895    62.823      62.820      62.834     62.851
    100-04      62.495    62.594    62.512      62.509      62.525     62.544
    100-04+     62.182    62.294    62.201      62.198      62.216     62.237
    100-05      61.869    61.993    61.891      61.887      61.907     61.930
    100-05+     61.556    61.693    61.580      61.576      61.598     61.624
    100-06      61.244    61.393    61.269      61.265      61.289     61.317
    100-06+     60.931    61.092    60.959      60.954      60.980     61.011
    100-07      60.618    60.792    60.648      60.643      60.671     60.704
    100-07+     60.306    60.492    60.338      60.332      60.363     60.398

First Payment    5.028     5.028     5.028       5.111       5.111      5.111
Average Life     5.845     6.153     5.897       5.885       5.931      5.986
Last Payment     6.694     8.028     7.278       6.778       6.861      6.944

 CURRENT BALANCE: $8,675,000.00                                                                   DATED DATE: 08/27/99
  CURRENT COUPON:  TBD                                    vmf99ca                              FIRST PAYMENT: 09/07/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 12
ORIGINAL BALANCE: $8,675,000.00           BOND IIB2 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 08/27/99
                                                 ASSUMED CONSTANT LIBOR-1M 5.2788

   PRICING SPEED
      GP I     225.0%/    225.00%/     225.00%/  225.00%/    225.00%/  225.00%/
PRICE GP II    250.0%/    200.00%/     225.00%/  275.00%/    300.00%/  325.00%/

     99-24     304.238     303.783     304.005   304.412     304.450   304.387
     99-24+    303.972     303.547     303.754   304.136     304.172   304.113
     99-25     303.707     303.310     303.504   303.860     303.893   303.838
     99-25+    303.442     303.073     303.253   303.584     303.615   303.564
     99-26     303.177     302.836     303.003   303.308     303.336   303.289
     99-26+    302.912     302.600     302.752   303.032     303.058   303.015
     99-27     302.647     302.363     302.502   302.756     302.780   302.740
     99-27+    302.382     302.127     302.251   302.480     302.502   302.466
     99-28     302.117     301.890     302.001   302.204     302.223   302.192
     99-28+    301.852     301.654     301.751   301.929     301.945   301.918
     99-29     301.588     301.417     301.500   301.653     301.667   301.644
     99-29+    301.323     301.181     301.250   301.377     301.389   301.370
     99-30     301.058     300.945     301.000   301.102     301.111   301.096
     99-30+    300.794     300.708     300.750   300.826     300.833   300.822
     99-31     300.529     300.472     300.500   300.551     300.556   300.548
     99-31+    300.264     300.236     300.250   300.275     300.278   300.274
    100-00     300.000     300.000     300.000   300.000     300.000   300.000
    100-00+    299.736     299.764     299.750   299.725     299.722   299.726
    100-01     299.471     299.528     299.500   299.449     299.445   299.453
    100-01+    299.207     299.292     299.250   299.174     299.167   299.179
    100-02     298.943     299.056     299.001   298.899     298.890   298.905
    100-02+    298.678     298.820     298.751   298.624     298.612   298.632
    100-03     298.414     298.584     298.501   298.349     298.335   298.358
    100-03+    298.150     298.349     298.252   298.074     298.057   298.085
    100-04     297.886     298.113     298.002   297.799     297.780   297.811
    100-04+    297.622     297.877     297.753   297.524     297.503   297.538
    100-05     297.358     297.642     297.503   297.249     297.226   297.265
    100-05+    297.094     297.406     297.254   296.974     296.948   296.992
    100-06     296.830     297.170     297.005   296.700     296.671   296.718
    100-06+    296.567     296.935     296.755   296.425     296.394   296.445
    100-07     296.303     296.699     296.506   296.150     296.117   296.172
    100-07+    296.039     296.464     296.257   295.876     295.840   295.899

First Payment    6.694       8.028       7.278     6.778       6.861     6.944
Average Life     8.053       9.519       8.740     7.595       7.496     7.647
Last Payment     9.611      11.278      10.444     8.944       8.361     8.444

 CURRENT BALANCE: $10,121,000.00                                                                  DATED DATE: 08/27/99
  CURRENT COUPON:  TBD                                    vmf99ca                              FIRST PAYMENT: 09/07/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 12
ORIGINAL BALANCE: $10,121,000.00          BOND IIB3 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 08/27/99
                                                 ASSUMED CONSTANT LIBOR-1M 5.2788

                                                              *** TO CALL ***

  PRICING SPEED
      GP I    225.0%/     225.00%/    225.00%/    225.00%/    225.00%/  225.00%/
PRICE GP II   250.0%/     200.00%/    225.00%/    275.00%/    300.00%/  325.00%/

     99-24    343.422     343.248     343.333     343.522     343.618   343.704
     99-24+   343.208     343.045     343.124     343.301     343.392   343.472
     99-25    342.994     342.841     342.916     343.081     343.166   343.240
     99-25+   342.779     342.638     342.707     342.860     342.939   343.008
     99-26    342.565     342.435     342.499     342.640     342.713   342.777
     99-26+   342.351     342.232     342.290     342.420     342.486   342.545
     99-27    342.137     342.029     342.082     342.200     342.260   342.313
     99-27+   341.923     341.826     341.873     341.980     342.034   342.082
     99-28    341.710     341.623     341.665     341.759     341.808   341.850
     99-28+   341.496     341.420     341.457     341.539     341.582   341.619
     99-29    341.282     341.217     341.248     341.319     341.356   341.388
     99-29+   341.068     341.014     341.040     341.099     341.129   341.156
     99-30    340.854     340.811     340.832     340.879     340.903   340.925
     99-30+   340.641     340.608     340.624     340.659     340.678   340.694
     99-31    340.427     340.405     340.416     340.440     340.452   340.462
     99-31+   340.214     340.203     340.208     340.220     340.226   340.231
    100-00    340.000     340.000     340.000     340.000     340.000   340.000
    100-00+   339.787     339.797     339.792     339.780     339.774   339.769
    100-01    339.573     339.595     339.584     339.561     339.549   339.538
    100-01+   339.360     339.392     339.376     339.341     339.323   339.307
    100-02    339.146     339.190     339.169     339.121     339.097   339.076
    100-02+   338.933     338.987     338.961     338.902     338.872   338.845
    100-03    338.720     338.785     338.753     338.682     338.646   338.614
    100-03+   338.507     338.583     338.545     338.463     338.421   338.383
    100-04    338.293     338.380     338.338     338.244     338.195   338.153
    100-04+   338.080     338.178     338.130     338.024     337.970   337.922
    100-05    337.867     337.976     337.923     337.805     337.745   337.691
    100-05+   337.654     337.774     337.715     337.586     337.519   337.461
    100-06    337.441     337.571     337.508     337.366     337.294   337.230
    100-06+   337.228     337.369     337.300     337.147     337.069   337.000
    100-07    337.015     337.167     337.093     336.928     336.844   336.769
    100-07+   336.802     336.965     336.886     336.709     336.618   336.539

First Payment   9.611      11.278      10.444       8.944       8.361     8.444
Average Life   11.519      12.617      12.050      10.982      10.517     10.124
Last Payment   12.111      12.861      12.444      11.778      11.611     11.361

--------------------------------------------------------------------------------

     -  Vanderbilt 1999C
     -  Cut Off Date of Tape is  7/26/99
     -  Fixed-rate
     -     $237,999,859.76
--------------------------------------------------------------------------------

Number of Loans:                                            6,027

Aggregate Unpaid Principal Balance:               $237,999,859.76
Aggregate Original Principal Balance:             $240,016,333.05

Weighted Average Gross Coupon:                             9.800%
Gross Coupon Range:                             5.990% -  25.000%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $39,488.94
Average Original Principal Balance:                    $39,823.52

Maximum Unpaid Principal Balance:                     $241,761.21
Minimum Unpaid Principal Balance:                       $1,802.06

Maximum Original Principal Balance:                   $243,000.00
Minimum Original Principal Balance:                     $2,376.25

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         262.065
Stated Rem Term Range:                          13.000 -  360.000

Weighted Average Age :                                      4.683
Age Range:                                       0.000 -  117.000

Weighted Average Original Term:                           266.748
Original Term Range:                            18.000 -  360.000

Weighted Average Original LTV:                             85.267
Original LTV Range:                             2.713% - 100.000%

--------------------------------------------------------------------------------

Greatest Zip Code Concentration
Zip 28115      12 loans     $1,155,667.87    0.49%


New                          72.31%   $172,096,028
Used                         27.69%    $65,903,832


Multi-section                57.55%   $136,980,359
Single-section               36.98%    $88,012,516
Site Built                    5.47%    $13,006,985


Not Parked                   56.94    $135,507,871
Parked                       28.61     $68,086,759
Site Built                    5.47     $13,006,985
Not available (21st Cent)     8.99     $21,398,245

             Geographical Distribution of Manufactured Homes as of
                        Origination - Group I Contracts


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                     Number of           Unpaid              Aggregate
                     Mortgage           Principal            Principal
     State             Loans             Balance              Balance

Alabama                   79               2,363,067            0.99
Arkansas                  72               2,970,811            1.25
Arizona                  171               7,959,521            3.34
California                26               1,652,823            0.69
Colorado                 126               5,145,761            2.16
Connecticut                1                  43,503            0.02
Delaware                  28               1,150,640            0.48
Florida                  259              10,421,376            4.38
Georgia                  120               4,863,272            2.04
Iowa                      83               3,237,581            1.36
Idaho                     11                 301,175            0.13
Illinois                  69               2,700,200            1.13
Indiana                  117               3,197,963            1.34
Kansas                    29               1,174,293            0.49
Kentucky                 139               4,748,523            2.00
Louisiana                182               6,706,361            2.82
Massachusetts              4                 198,848            0.08
Maryland                  26               1,226,343            0.52
Maine                      6                 525,611            0.22
Michigan                 220               7,361,448            3.09
Minnesota                 69               2,435,838            1.02
Missouri                 195               7,644,281            3.21
Mississippi               37               1,203,761            0.51
Montana                    7                 503,568            0.21
North Carolina           667              29,514,217           12.40
North Dakota               3                 212,587            0.09
New Jersey                10                 715,930            0.30
New Mexico               100               5,469,393            2.30
Nevada                     7                 685,200            0.29
New York                  65               3,947,507            1.66
Ohio                     161               6,651,361            2.79
Oklahoma                  35               1,248,914            0.52
Oregon                    37               2,384,070            1.00
Pennsylvania              55               2,258,974            0.95
South Carolina           422              17,206,063            7.23
South Dakota               6                 628,404            0.26
Tennessee                572              20,621,360            8.66
Texas                   1035              38,367,440           16.12
Utah                       5                 454,606            0.19
Virginia                 302              12,314,974            5.17
Washington                 4                 291,340            0.12
Wisconsin                440              13,735,519            5.77
West Virginia             23               1,426,039            0.60
Wyoming                    2                 129,396            0.05
--------------------------------------------------------------------------
Total...............    6027         $    237,999,860         100.00%
==========================================================================

             Years of Origination of Contracts - Group I Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
  Year of                    Mortgage     Principal          Principal
Origination                    Loans       Balance            Balance

   1989                            1            10,255          0.00
   1990                            2            32,446          0.01
   1991                            5            80,606          0.03
   1992                           10           155,742          0.07
   1993                           17           292,375          0.12
   1994                            3            87,348          0.04
   1995                            8           230,252          0.10
   1996                           47         1,435,861          0.60
   1997                           46         1,550,517          0.65
   1998                         1517        86,848,450         36.49
   1999                         4371       147,276,008         61.88
--------------------------------------------------------------------------
Total.................          6027      $237,999,860        100.00%
==========================================================================

                       Distribution of Original Amounts - Group I Contracts

                                                                  Percentage of
                                                     Aggregate    Cut-Off Date
              Original                  Number of     Unpaid        Aggregate
            Mortgage Loan               Mortgage     Principal      Principal
          Principal Balance               Loans       Balance        Balance

 $      0.01 (= Balance (= $  5,000.00       7            24,043      0.01
 $  5,000.01 (= Balance (= $ 10,000.00     137         1,081,386      0.45
 $ 10,000.01 (= Balance (= $ 15,000.00     382         4,750,587      2.00
 $ 15,000.01 (= Balance (= $ 20,000.00     549         9,472,179      3.98
 $ 20,000.01 (= Balance (= $ 25,000.00     700        15,585,022      6.55
 $ 25,000.01 (= Balance (= $ 30,000.00     747        20,327,372      8.54
 $ 30,000.01 (= Balance (= $ 35,000.00     710        22,889,029      9.62
 $ 35,000.01 (= Balance (= $ 40,000.00     548        20,304,358      8.53
 $ 40,000.01 (= Balance (= $ 45,000.00     439        18,599,157      7.81
 $ 45,000.01 (= Balance (= $ 50,000.00     378        17,798,974      7.48
 $ 50,000.01 (= Balance (= $ 55,000.00     278        14,486,841      6.09
 $ 55,000.01 (= Balance (= $ 60,000.00     213        12,142,255      5.10
 $ 60,000.01 (= Balance (= $ 65,000.00     160         9,927,632      4.17
 $ 65,000.01 (= Balance (= $ 70,000.00     121         8,099,824      3.40
 $ 70,000.01 (= Balance (= $ 75,000.00     121         8,696,309      3.65
 $ 75,000.01 (= Balance (= $ 80,000.00      90         6,917,468      2.91
 $ 80,000.01 (= Balance (= $ 85,000.00      72         5,874,767      2.47
 $ 85,000.01 (= Balance (= $ 90,000.00      71         6,156,854      2.59
 $ 90,000.01 (= Balance (= $ 95,000.00      46         4,228,862      1.78
 $ 95,000.01 (= Balance (= $100,000.00      55         5,324,374      2.24
 $100,000.01 (= Balance (= $105,000.00      35         3,548,437      1.49
 $105,000.01 (= Balance (= $110,000.00      35         3,739,309      1.57
 $110,000.01 (= Balance (= $115,000.00      26         2,909,100      1.22
 $115,000.01 (= Balance (= $120,000.00      32         3,735,341      1.57
 $120,000.01 (= Balance (= $125,000.00      12         1,463,223      0.61
 $125,000.01 (= Balance (= $130,000.00      15         1,889,558      0.79
 $130,000.01 (= Balance (= $135,000.00       4           526,113      0.22
 $135,000.01 (= Balance (= $140,000.00       6           820,019      0.34
 $140,000.01 (= Balance (= $145,000.00       4           565,486      0.24
 $145,000.01 (= Balance (= $150,000.00       2           294,482      0.12
 $150,000.01 (= Balance (= $155,000.00       6           907,750      0.38
 $155,000.01 (= Balance (= $160,000.00       4           630,145      0.26
 $160,000.01 (= Balance (= $165,000.00       1           161,218      0.07
 $165,000.01 (= Balance (= $170,000.00       2           332,602      0.14
                Balance >  $170,000.00      19         3,789,785      1.59
---------------------------------------------------------------------------
Total....................                 6027      $237,999,860    100.00%
===========================================================================


       Distribution of Original Loan-to-Value Ratios - Group I Contracts

                                                           Percentage of
                                           Aggregate       Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

Less than 61.000%                322        8,034,159           3.38
From 61.000% to 65.999%          194        6,327,308           2.66
From 66.000% to 70.999%          272       10,488,780           4.41
From 71.000% to 75.999%          368       14,428,707           6.06
From 76.000% to 80.999%          609       27,312,673          11.48
From 81.000% to 85.999%          878       37,571,619          15.79
From 86.000% to 90.999%         1695       63,181,201          26.55
From 91.000% to 100.000%        1689       70,655,414          29.69
--------------------------------------------------------------------------
Total....................       6027      $237,999,860        100.00%
==========================================================================

                 Cut-off Date Contract Rate - Group I Contracts


                                                                Percentage of
                                               Aggregate        Cut-Off Date
         Gross Mortgage            Number of    Unpaid            Aggregate
         Interest Rate             Mortgage    Principal          Principal
             Range                   Loans      Balance            Balance

          Gross Coupon (   6.000%         1          115,191          0.05
 6.000% ( Gross Coupon (=  7.000%       449       39,684,090         16.67
 7.000% ( Gross Coupon (=  8.000%        52        3,121,006          1.31
 8.000% ( Gross Coupon (=  9.000%       317       16,069,016          6.75
 9.000% ( Gross Coupon (= 10.000%      1823       78,390,437         32.94
10.000% ( Gross Coupon (= 11.000%      1633       56,159,704         23.60
11.000% ( Gross Coupon (= 12.000%       700       20,303,729          8.53
12.000% ( Gross Coupon (= 13.000%       617       15,293,201          6.43
13.000% ( Gross Coupon (= 14.000%       242        5,269,133          2.21
14.000% ( Gross Coupon (= 15.000%       110        2,280,145          0.96
15.000% ( Gross Coupon (= 16.000%        45          730,252          0.31
16.000% ( Gross Coupon (= 17.000%        12          227,686          0.10
17.000% ( Gross Coupon (= 18.000%        22          332,007          0.14
18.000% ( Gross Coupon (= 19.000%         2           18,410          0.01
20.000% ( Gross Coupon (= 21.000%         1            4,050          0.00
24.000% ( Gross Coupon (= 25.000%         1            1,802          0.00

----------------------------------------------------------------------------
Total..........                       6027     $237,999,860        100.00%
============================================================================





               Remaining Months to Maturity - Group I Contracts


                                                         Percentage of
                                    Aggregate            Cut-Off Date
                         Number of   Unpaid                Aggregate
                         Mortgage   Principal              Principal
      Remaining Term       Loans     Balance                Balance

 12 ( Rem Term (=  72        265       3,252,943              1.37%
 72 ( Rem Term (=  84        167       2,518,666              1.06%
 84 ( Rem Term (= 120        645      12,844,427              5.40%
120 ( Rem Term (= 156        529      13,423,545              5.64%
156 ( Rem Term (= 180        903      25,946,084             10.90%
180 ( Rem Term (= 240      1,526      56,331,019             23.67%
240 ( Rem Term (= 300        655      30,685,544             12.89%
300 ( Rem Term (= 360      1,337      92,997,633             39.07%
-------------------------------------------------------------------
Total............        6,027   237,999,860                100.00%
===================================================================

                Distribution of Model Years - Group I Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
Model Year                     Loans       Balance            Balance

   1964                            1            28,330          0.01
   1966                            1             7,801          0.00
   1967                            3            21,528          0.01
   1968                            3            41,149          0.02
   1969                            4            83,870          0.04
   1970                            9            90,370          0.04
   1971                            7            75,362          0.03
   1972                           19           242,696          0.10
   1973                           19           199,692          0.08
   1974                           14           159,501          0.07
   1975                           11           142,358          0.06
   1976                           18           276,405          0.12
   1977                           17           298,185          0.13
   1978                           29           466,125          0.20
   1979                           19           305,735          0.13
   1980                           30           685,298          0.29
   1981                           37           673,570          0.28
   1982                           39           585,844          0.25
   1983                           51           864,578          0.36
   1984                           90         1,623,364          0.68
   1985                           84         1,610,325          0.68
   1986                           69         1,226,829          0.52
   1987                           80         1,651,346          0.69
   1988                           99         2,074,684          0.87
   1989                           86         1,972,920          0.83
   1990                          105         2,384,401          1.00
   1991                          116         2,591,808          1.09
   1992                          145         3,772,515          1.59
   1993                          188         5,059,378          2.13
   1994                          229         6,340,029          2.66
   1995                          407        12,310,930          5.17
   1996                          497        16,686,035          7.01
   1997                          672        30,837,701         12.96
   1998                         1227        65,475,591         27.51
   1999                         1430        69,555,610         29.23
   2000                          172         7,577,997          3.18
--------------------------------------------------------------------------
Total.................          6027      $237,999,860        100.00%
==========================================================================

-------------------------------------------------------------------------------

     -  Vanderbilt 1999C
     -  Cut Off Date of Tape is  7/26/99
     -  Adjustable-rate
     -   $144,579,545.37
--------------------------------------------------------------------------------

Number of Loans:                                            3,762

Index:                                       5 Yr. CMT, 1 Yr. CMT

Aggregate Unpaid Principal Balance:               $144,579,545.37
Aggregate Original Principal Balance:             $144,994,656.84
--------------------------------------------------------------------------------
Weighted Average Coupon (Gross):                          10.380%
Gross Coupon Range:                             7.990% -  24.990%

Weighted Average Margin (Gross):                           5.260%
Gross Margin Range:                             1.580% -  19.550%

Weighted Average Life Cap (Gross):                        16.184%  *Excludes 1
Gross Life Cap Range:                          12.990% -  30.990%   capless loan

Weighted Average Life Floor (Gross):                       5.260%
Gross Life Floor Range:                         1.580% -  19.550%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $38,431.56
Average Original Principal Balance:                    $38,541.91

Maximum Unpaid Principal Balance:                     $124,322.90
Minimum Unpaid Principal Balance:                       $5,400.75

Maximum Original Principal Balance:                   $124,462.55
Minimum Original Principal Balance:                     $5,400.75

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         229.166
Stated Rem Term Range:                          48.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            0.617
Age Range:                                       0.000 -   26.000

Weighted Average Original Term:                           229.783
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             85.586
Original LTV Range:                            16.322% - 100.000%

Weighted Average Periodic Interest Cap:                    1.595%  *Excludes 1
Periodic Interest Cap Range:                    1.000% -   2.000%   capless loan

Weighted Average Months to Interest Roll:                  10.357
Months to Interest Roll Range:                           0 -   13

Weighted Average Interest Roll Frequency:                  12.000
Interest Frequency Range:                               12 -   12
--------------------------------------------------------------------------------
Greatest Zip Code Concentration
Zip 76208      29 loans    $1,042,347.68    0.72%

New               77.17%        $111,571,125
Used              22.83%         $33,008,420

Multi-section     54.75%         $79,155,276
Single-section    45.25%         $65,424,270

Not Parked        69.62         $100,657,728
Parked            30.38          $43,921,817

             Geographical Distribution of Manufactured Homes as of
                       Origination - Group II Contracts


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                     Number of           Unpaid              Aggregate
                     Mortgage           Principal            Principal
     State             Loans             Balance              Balance

Alabama                   48               1,650,990            1.14
Arkansas                  29               1,046,708            0.72
Arizona                   15                 626,834            0.43
California                 1                  62,621            0.04
Colorado                  15                 692,707            0.48
Connecticut                2                  70,601            0.05
Delaware                   6                 331,144            0.23
Florida                  173               6,100,506            4.22
Georgia                   72               2,768,812            1.92
Iowa                       2                  42,312            0.03
Illinois                   1                  30,156            0.02
Indiana                   30               1,138,075            0.79
Kansas                     4                 141,606            0.10
Kentucky                 326              11,565,084            8.00
Louisiana                148               5,431,435            3.76
Maryland                  12                 428,605            0.30
Michigan                   6                 237,911            0.16
Missouri                  28               1,062,002            0.73
Mississippi               50               1,636,151            1.13
North Carolina           672              29,793,633           20.61
New Jersey                 1                  60,188            0.04
New Mexico                21                 821,332            0.57
New York                   5                 229,284            0.16
Ohio                      27               1,063,770            0.74
Oklahoma                  27                 909,672            0.63
Pennsylvania               7                 256,804            0.18
South Carolina           402              16,863,501           11.66
Tennessee                685              25,049,301           17.33
Texas                    644              22,088,173           15.28
Virginia                 273              11,350,244            7.85
Wisconsin                  2                  44,983            0.03
West Virginia             28                 984,399            0.68
--------------------------------------------------------------------------
Total...............    3762         $    144,579,545         100.00%
==========================================================================






            Years of Origination of Contracts - Group II Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
  Year of                    Mortgage     Principal          Principal
Origination                    Loans       Balance            Balance

   1996                            4           104,860          0.07
   1997                           22           637,240          0.44
   1998                           17           717,058          0.50
   1999                         3719       143,120,387         98.99
--------------------------------------------------------------------------
Total.................          3762      $144,579,545        100.00%
==========================================================================

             Distribution of Original Amounts - Group II Contracts


                                                                   Percentage of
                                                      Aggregate    Cut-Off Date
              Original                   Number of     Unpaid        Aggregate
            Mortgage Loan                Mortgage     Principal      Principal
          Principal Balance                Loans       Balance        Balance

 $  5,000.01 (= Balance (= $ 10,000.00      48           388,402      0.27
 $ 10,000.01 (= Balance (= $ 15,000.00     122         1,580,081      1.09
 $ 15,000.01 (= Balance (= $ 20,000.00     201         3,540,460      2.45
 $ 20,000.01 (= Balance (= $ 25,000.00     350         7,909,868      5.47
 $ 25,000.01 (= Balance (= $ 30,000.00     540        14,854,096     10.27
 $ 30,000.01 (= Balance (= $ 35,000.00     617        19,977,705     13.82
 $ 35,000.01 (= Balance (= $ 40,000.00     484        17,983,692     12.44
 $ 40,000.01 (= Balance (= $ 45,000.00     266        11,232,444      7.77
 $ 45,000.01 (= Balance (= $ 50,000.00     295        14,001,107      9.68
 $ 50,000.01 (= Balance (= $ 55,000.00     210        10,973,762      7.59
 $ 55,000.01 (= Balance (= $ 60,000.00     192        10,962,161      7.58
 $ 60,000.01 (= Balance (= $ 65,000.00     156         9,714,884      6.72
 $ 65,000.01 (= Balance (= $ 70,000.00      95         6,378,448      4.41
 $ 70,000.01 (= Balance (= $ 75,000.00      75         5,429,988      3.76
 $ 75,000.01 (= Balance (= $ 80,000.00      32         2,485,000      1.72
 $ 80,000.01 (= Balance (= $ 85,000.00      30         2,474,226      1.71
 $ 85,000.01 (= Balance (= $ 90,000.00      13         1,138,673      0.79
 $ 90,000.01 (= Balance (= $ 95,000.00      13         1,196,975      0.83
 $ 95,000.01 (= Balance (= $100,000.00      12         1,170,280      0.81
 $100,000.01 (= Balance (= $105,000.00       5           511,759      0.35
 $105,000.01 (= Balance (= $110,000.00       3           318,703      0.22
 $110,000.01 (= Balance (= $115,000.00       1           114,112      0.08
 $115,000.01 (= Balance (= $120,000.00       1           118,397      0.08
 $120,000.01 (= Balance (= $125,000.00       1           124,323      0.09
--------------------------------------------------------------------------
Total....................                 3762      $144,579,545    100.00%
==========================================================================





      Distribution of Original Loan-to-Value Ratios - Group II Contracts


                                                           Percentage of
                                           Aggregate       Cut-Off Date
        Original             Number of      Unpaid           Aggregate
      Loan-To-Value          Mortgage      Principal         Principal
          Ratio                Loans        Balance           Balance

Less than 61.000%                104        2,994,961           2.07
From 61.000% to 65.999%           89        3,216,179           2.22
From 66.000% to 70.999%          147        5,798,437           4.01
From 71.000% to 75.999%          252       10,320,780           7.14
From 76.000% to 80.999%          326       14,325,241           9.91
From 81.000% to 85.999%          531       20,602,435          14.25
From 86.000% to 90.999%         1299       49,925,090          34.53
From 91.000% to 100.000%        1014       37,396,423          25.87
--------------------------------------------------------------------------
Total....................       3762      $144,579,545        100.00%
==========================================================================

                Cut-off Date Contract Rate - Group I Contracts


                                                                Percentage of
                                               Aggregate        Cut-Off Date
         Gross Mortgage            Number of    Unpaid            Aggregate
         Interest Rate             Mortgage    Principal          Principal
             Range                   Loans      Balance            Balance

 7.000% ( Gross Coupon (=  8.000%       276       13,596,141          9.40
 8.000% ( Gross Coupon (=  9.000%       205       10,556,346          7.30
 9.000% ( Gross Coupon (= 10.000%      1153       47,478,990         32.84
10.000% ( Gross Coupon (= 11.000%       575       22,411,724         15.50
11.000% ( Gross Coupon (= 12.000%      1154       38,429,061         26.58
12.000% ( Gross Coupon (= 13.000%       274        8,634,727          5.97
13.000% ( Gross Coupon (= 14.000%       120        3,384,041          2.34
14.000% ( Gross Coupon (= 15.000%         4           80,742          0.06
24.000% ( Gross Coupon (= 25.000%         1            7,774          0.01

----------------------------------------------------------------------------
Total..........                       3762     $144,579,545        100.00%
============================================================================





               Remaining Months to Maturity - Group II Contracts


                                                         Percentage of
                                    Aggregate            Cut-Off Date
                         Number of   Unpaid                Aggregate
                         Mortgage   Principal              Principal
      Remaining Term       Loans     Balance                Balance

 12 ( Rem Term (=  72         65         740,787              0.51%
 72 ( Rem Term (=  84         82       1,318,062              0.91%
 84 ( Rem Term (= 120        206       4,472,732              3.09%
120 ( Rem Term (= 156        462      12,455,680              8.62%
156 ( Rem Term (= 180        612      19,259,632             13.32%
180 ( Rem Term (= 240      1,500      58,781,957             40.66%
240 ( Rem Term (= 300        601      33,029,584             22.85%
300 ( Rem Term (= 360        234      14,521,112             10.04%
-------------------------------------------------------------------
Total............          3,762     144,579,545            100.00%
===================================================================

              Distribution of Lifetime Floor - Group II Contracts


                                                                Percentage of
                                             Aggregate          Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
          Life Floor                Loans     Balance              Balance

 1.501 (= Life Floor (= 2.000          1        46,611              0.03
 2.501 (= Life Floor (= 3.000        275    13,415,708              9.28
 3.001 (= Life Floor (= 3.500         56     3,144,911              2.18
 3.501 (= Life Floor (= 4.000        145     6,864,272              4.75
 4.001 (= Life Floor (= 4.500        293    13,704,825              9.48
 4.501 (= Life Floor (= 5.000        785    31,323,660             21.67
 5.001 (= Life Floor (= 5.500        499    19,741,237             13.65
 5.501 (= Life Floor (= 6.000        198     7,177,495              4.96
 6.001 (= Life Floor (= 6.500        497    17,349,154             12.00
 6.501 (= Life Floor (= 7.000        574    18,555,258             12.83
 7.001 (= Life Floor (= 7.500        248     7,835,972              5.42
 7.501 (= Life Floor (= 8.000         74     2,192,885              1.52
 8.001 (= Life Floor (= 8.500         74     2,065,059              1.43
 8.501 (= Life Floor (= 9.000         37     1,034,022              0.72
 9.001 (= Life Floor (= 9.500          3        79,642              0.06
 9.501 (= Life Floor (= 10.000         2        41,059              0.03
19.501 (= Life Floor (= 20.000         1         7,774              0.01
--------------------------------------------------------------------------
Total.................              3762    $144,579,545        100.00%
==========================================================================





               Distribution of Lifetime Cap - Group II Contracts


                                                                Percentage of
                                             Aggregate          Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
           Life CAP                 Loans     Balance              Balance

       Capless                            1        34,607              0.02
12.501 (=Life CAP (= 13.000              63     2,712,744              1.88
13.001 (=Life CAP (= 13.500               2        68,253              0.05
13.501 (=Life CAP (= 14.000             221    11,215,265              7.76
14.001 (=Life CAP (= 14.500              81     4,078,110              2.82
14.501 (=Life CAP (= 15.000             258    11,374,830              7.87
15.001 (=Life CAP (= 15.500             396    17,043,408             11.79
15.501 (=Life CAP (= 16.000             765    30,420,791             21.04
16.001 (=Life CAP (= 16.500             477    18,640,512             12.89
16.501 (=Life CAP (= 17.000             253     8,750,328              6.05
17.001 (=Life CAP (= 17.500             487    16,725,250             11.57
17.501 (=Life CAP (= 18.000             467    14,689,367             10.16
18.001 (=Life CAP (= 18.500             153     5,005,187              3.46
18.501 (=Life CAP (= 19.000              46     1,376,573              0.95
19.001 (=Life CAP (= 19.500              70     1,937,279              1.34
19.501 (=Life CAP (= 20.000              18       448,445              0.31
20.001 (=Life CAP (= 20.500               1        12,224              0.01
20.501 (=Life CAP (= 21.000               2        38,599              0.03
30.501 (=Life CAP (= 31.000               1         7,774              0.01
--------------------------------------------------------------------------
Total.................                 3762    $144,579,545        100.00%
==========================================================================

               Distribution of Gross Margin - Group II Contracts


                                                                Percentage of
                                             Aggregate          Cut-Off Date
                                  Number of   Unpaid              Aggregate
            Gross                 Mortgage   Principal            Principal
         Gross Margin               Loans     Balance              Balance

 1.501 (=Gross Margin (= 2.000            1        46,611              0.03
 2.501 (=Gross Margin (= 3.000          275    13,415,708              9.28
 3.001 (=Gross Margin (= 3.500           56     3,144,911              2.18
 3.501 (=Gross Margin (= 4.000          145     6,864,272              4.75
 4.001 (=Gross Margin (= 4.500          293    13,704,825              9.48
 4.501 (=Gross Margin (= 5.000          785    31,323,660             21.67
 5.001 (=Gross Margin (= 5.500          499    19,741,237             13.65
 5.501 (=Gross Margin (= 6.000          198     7,177,495              4.96
 6.001 (=Gross Margin (= 6.500          497    17,349,154             12.00
 6.501 (=Gross Margin (= 7.000          574    18,555,258             12.83
 7.001 (=Gross Margin (= 7.500          248     7,835,972              5.42
 7.501 (=Gross Margin (= 8.000           74     2,192,885              1.52
 8.001 (=Gross Margin (= 8.500           74     2,065,059              1.43
 8.501 (=Gross Margin (= 9.000           37     1,034,022              0.72
 9.001 (=Gross Margin (= 9.500            3        79,642              0.06
 9.501 (=Gross Margin (= 10.000           2        41,059              0.03
19.501 (=Gross Margin (= 20.000           1         7,774              0.01
--------------------------------------------------------------------------
Total.................                 3762    $144,579,545        100.00%
==========================================================================






       Distribution of Next Interest Adjustment Date - Group II Contracts



                                                          Percentage
                                                          of Cut-Off
                                    Aggregate                Date
     Next          Number of         Unpaid               Aggregate
     Roll          Mortgage         Principal             Principal
     Date            Loans           Balance               Balance

   08/01/99              1              $28,612              00.02
   09/01/99             10             $321,033              00.22
   10/01/99              1              $28,583              00.02
   11/01/99              8             $312,289              00.22
   12/01/99              6             $175,592              00.12
   02/01/00              2              $86,532              00.06
   03/01/00             10             $392,317              00.27
   04/01/00             84           $3,467,629              02.40
   05/01/00            724          $26,521,210              18.34
   06/01/00           1150          $43,568,724              30.13
   07/01/00           1270          $49,245,396              34.06
   08/01/00            427          $17,334,950              11.99
   09/01/00             69           $3,096,679              02.14
-------------------------------------------------------------------------------
Total........         3762         $144,579,545             100.00%
===============================================================================

               Distribution of Periodic Cap - Group II Contracts


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                        Number of        Unpaid              Aggregate
Periodic                Mortgage        Principal            Principal
  Cap                     Loans          Balance              Balance

 Capless                      1             34,607              0.02
  1.000                    1505         58,491,282             40.46
  2.000                    2256         86,053,656             59.52
--------------------------------------------------------------------------
Total.................     3762       $144,579,545            100.00%
==========================================================================










              Distribution of Rate Index - Group II Contracts


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                        Number of        Unpaid              Aggregate
                        Mortgage        Principal            Principal
  Index                   Loans          Balance              Balance


1 Year CMT                    1         $34,607                    .02
5 Year CMT                3,761    $144,544,938                  99.98
-----------------------------------------------------------------------
Total.....                3,762    $144,579,545                 100.00%
=======================================================================

               Distribution of Model Years - Group II Contracts


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
Model Year                     Loans       Balance            Balance

   1970                            1             7,750          0.01
   1972                            7            76,279          0.05
   1973                            3            38,697          0.03
   1974                            2            21,676          0.01
   1975                            3            51,349          0.04
   1976                            2            42,688          0.03
   1977                            3            23,786          0.02
   1978                            8            92,421          0.06
   1979                            7            95,465          0.07
   1980                            9           140,632          0.10
   1981                           12           183,346          0.13
   1982                           19           305,095          0.21
   1983                           23           399,907          0.28
   1984                           20           307,881          0.21
   1985                           32           507,661          0.35
   1986                           28           484,441          0.34
   1987                           20           345,387          0.24
   1988                           38           738,255          0.51
   1989                           19           389,662          0.27
   1990                           39           806,334          0.56
   1991                           33           637,715          0.44
   1992                           44           965,891          0.67
   1993                           52         1,403,795          0.97
   1994                           80         2,262,998          1.57
   1995                          153         4,809,211          3.33
   1996                          271         8,706,698          6.02
   1997                          174         5,946,237          4.11
   1998                          371        14,845,335         10.27
   1999                         1930        83,370,114         57.66
   2000                          359        16,572,839         11.46
--------------------------------------------------------------------------
Total.................          3762      $144,579,545        100.00%
==========================================================================